UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  JULY 12, 2005

                               NEIGHBORCARE, INC.
             (Exact name of registrant as specified in its charter)

      PENNSYLVANIA                0-33217                 06-1132947
    (State or other        (Commission File Number)      (IRS Employer
    jurisdiction of                                    Identification No.)
     incorporation)


  601 EAST PRATT STREET, THIRD FLOOR
            BALTIMORE, MD                               21202
 (Address of principal executive offices)            (Zip Code)


    Registrant's telephone number, including area code        (410) 528-7300

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

NeighborCare, Inc. (the "Company") entered into amendments, dated as July 12, 2005, to the employment agreements between the Company and each of John J. Arlotta, John L. Kordash, John F. Gaither, Jr., Richard W. Hunt and Robert A. Smith (collectively, the "Amendments"). The Amendments revise the terms and conditions of the executives' employment as follows:

RESIGNATION FOR GOOD REASON

Mr. Smith will not resign for good reason pursuant to Section 4(d)(iv) of his employment agreement as a result of a change in title, position, or responsibilities or other changes in status during the six-month period after a Change in Control of the Company (as currently defined in Section 1.04 of the NeighborCare, Inc. Severance Pay Plan) so long as he continues to be employed in the same position and title at the Company with substantially similar responsibilities and duties during such six month period (taking into account that the Company may be a subsidiary and no longer publicly traded following the Change in Control).

Messrs. Kordash and Gaither, Jr. will not resign for good reason pursuant to
Section 4(d)(i) of their respective employment agreements and Mr. Hunt will not resign for good reason pursuant to Section 4(d)(iv) of his employment agreement as a result of a change in title, position, or responsibilities (or other changes in status in each case) during the ninety-day period after the Change in Control so long as they continue to be employed in the same position and title at the Company with substantially similar responsibilities and duties during such ninety day period (taking into account that the Company may be a subsidiary and no longer publicly traded following the Change in Control).

NONCOMPETITION AND NONSOLICITATION OF CUSTOMERS FOLLOWING EMPLOYMENT WITH THE COMPANY

Mr. Smith will be permitted to compete with the Company and to solicit customers, suppliers, salesmen, agents or representatives of the Company, if such actions are on behalf of a company that is only competitive with the retail pharmacy business of the Company (as such retail pharmacy business of the Company is in effect as of immediately prior to a Change in Control).

For Messers. Arlotta, Kordash, Hunt and Gaither, the non-competition and non-solicitation provisions will be limited to non-competition with, and non-solicitation or service of customers of, the Company's LTC Pharmacy Services (as defined below) business as of immediately prior to the Change in Control. The non-compete will not restrict an individual from associating with an entity in which LTC Pharmacy Services represents less than 25% of such entity's total business. The agreement not to solicit or serve, directly or indirectly, shall apply only to Facilities (as defined below) served by the Company as of July 6, 2005 or served by the Company within the twelve month period preceding the effective date of the Change in Control. In addition, for 90 days following the effective date of a Change in Control, the agreement not to solicit or serve, directly or indirectly, shall also apply to Facilities that have been solicited by the Company during the 90 day period prior to the effective date of such Change in Control.

For purposes of these amendments, "LTC Pharmacy Services" means: The provision of pharmaceutical products, including, without limitation, prescription and non-prescription drugs; biological products and infusion therapies; all related pharmacy services, including, without limitation, consultant pharmacist services, medical records, formulary management services and group purchasing and enteral nutrition products to Facilities (as defined in the Amendments) and to residents of such Facilities; provided that the provision of biological products, infusion therapies and enteral nutrition products (and related services) to Facilities other than nursing facilities, assisted living facilities, hospices and long-term acute care hospitals shall be permitted. "Facilities" means nursing homes, assisted living facilities, independent living facilities, supportive living facilities, long-term acute care hospitals, facilities for the developmentally disabled, retirement communities, continuing care retirement communities, and other institutional and long-term care settings.


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NONSOLICITATION OF EMPLOYEES FOLLOWING EMPLOYMENT WITH THE COMPANY

Mr. Arlotta will be permitted to hire or solicit any two of the following five senior executive officers: (i) Stephen Duvall (ii) Mr. Gaither, (iii) Mr. Hunt, (iv) Mr. Kordash and (v) Mr. Smith.

The Amendments will be of no further force or effect if a Change in Control of the Company does not occur on or prior to December 31, 2005.

Except with respect to the amendments described above, our employment agreement with Messrs. Kordash, Gaither, Smith, Hunt and Arlotta remain in full force and effect. The foregoing summary of the amendments to our employment agreement with such executives is qualified in its entirety by the specific language of such amendments, which are included as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits to this report are as follows:

EXHIBIT
NO.                                  DESCRIPTION
--------  ----------------------------------------------------------------------

99.1 Amendment Number Two, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and John L. Kordash, amended and restated as of December 9, 2003, and amended as of June 22, 2004.
99.2 Amendment Number Two, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and John F. Gaither, Jr., amended and restated as of December 9, 2003, and amended as of June 22, 2004.
99.3 Amendment Number Two, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and Robert A. Smith, amended and restated as of December 9, 2003, and amended as of February 11, 2005.
99.4 Amendment Number One, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and Richard W. Hunt, executed on June 29, 2004.
99.5      Amendment Number Three, dated as of July 12, 2005, to the
          Employment Agreement by and between NeighborCare, Inc. and John Arlotta, executed on July 7, 2003, as amended on December 9, 2003 and June 18, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEIGHBORCARE, INC.


Date:  July 18, 2005               By: /s/ John F. Gaither, Jr.
                                      -----------------------------

                                   John F. Gaither, Jr.
                                   Senior Vice President, General Counsel,
                                   and Secretary


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                                INDEX OF EXHIBITS

EXHIBIT
NO.                                  DESCRIPTION
--------  ----------------------------------------------------------------------

99.1 Amendment Number Two, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and John L. Kordash, amended and restated as of December 9, 2003, and amended as of June 22, 2004.
99.2 Amendment Number Two, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and John F. Gaither, Jr., amended and restated as of December 9, 2003, and amended as of June 22, 2004.
99.3 Amendment Number Two, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and Robert A. Smith, amended and restated as of December 9, 2003, and amended as of February 11, 2005.
99.4 Amendment Number One, dated as of July 12, 2005, to the Employment Agreement by and between NeighborCare, Inc. and Richard W. Hunt, executed on June 29, 2004.
99.5      Amendment Number Three, dated as of July 12, 2005, to the
          Employment Agreement by and between NeighborCare, Inc. and John Arlotta, executed on July 7, 2003, as amended on December 9, 2003 and June 18, 2004.


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